================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 12, 2002


                             GEERLINGS & WADE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         MASSACHUSETTS                 000-24048                   04-2935863
----------------------------   ------------------------       ------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                    960 Turnpike Street, Canton , MA   02021
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 821-4152
                                                           --------------

================================================================================

                           This is Page 1 of 3 Pages.

Item 4.     Changes in Registrant's Certifying Accountant.

            On June 27, 2002, the Board of Directors of Geerlings & Wade, Inc. (the "Company"), upon the unanimous recommendation of its Audit Committee, approved the dismissal of Arthur Andersen LLP as the Company's independent public accountants (as previously reported on a Form 8-K filed on July 3, 2002) and authorized the President and the Chief Financial Officer of the Company to engage BDO Seidman, LLP ("BDO Seidman") to serve as the Company's independent public accountants and to audit the Company's financial statements for the year ending December 31, 2002. On August 12, 2002, the Company signed an engagement letter with BDO Seidman.

              During the Company's two most recent fiscal years and through the date on which the Audit Committee authorized the engagement of BDO Seidman, the Company did not consult BDO Seidman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events required to be disclosed under Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GEERLINGS & WADE, INC.


                                            By: /s/ David R. Pearce
                                                -------------------------------
                                                Name: David R. Pearce
                                                Title: Chief Financial Officer

Date: August 12, 2002